Commitments, Guarantees and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Dec. 31, 2020	Mar. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Within one year	¥ 3,802	¥ 3,183
More than one year	2,826	2,728
Total	¥ 6,628	¥ 5,911